                                                                    EXHIBIT 10.3

                                AMENDMENT NO. 16

                                       TO

                        THE A319/A320 PURCHASE AGREEMENT
                         DATED AS OF SEPTEMBER 12, 1997

                                     BETWEEN

                                 AVSA, S.A.R.L.

                                       AND

                           AMERICA WEST AIRLINES, INC.

This Amendment No. 16 (hereinafter referred to as the "AAmendment") entered into as of August 24, 2006 by and between AIRBUS S.A.S. (legal successor to AVSA, S.A.R.L.) a societe par actions simplifiee organized and existing under the laws of the Republic of France, having its registered office located at 1, Rond Point Maurice Bellonte, 31700 Blagnac, France (hereinafter referred to as the "USeller") and AMERICA WEST AIRLINES, INC., a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate office located at 4000 East Sky Harbor Boulevard, Phoenix, Arizona 85034, U.S.A. (hereinafter referred to as the "Buyer").

WITNESSETH:

WHEREAS, the Buyer and the Seller have entered into an A319/A320 Purchase Agreement, dated as of September 12, 1997 (which agreement, as previously amended by and supplemented with all Exhibits, Appendices, Letter Agreements and amendments, including Amendment No. 1 executed on April 27, 1998, Amendment No. 2 executed on December 9, 1998 together with Letter Agreement No. 1 to Amendment No. 2 executed on May 24, 1999, Amendment No. 3 together with all Letter Agreements thereto executed on October 14, 1999 and together with Letter Agreement to Amendment No. 3 executed on May 10, 2001, Amendment No. 4 executed on July 1, 2000 together with Letter Agreement to Amendment No. 4 executed on July 28, 2000, Amendment No. 5 executed on October 12, 2000 together with Letter Agreement to Amendment No. 5 executed on October 26, 2000, Amendment No. 6 executed on October 28, 2002, Amendment No. 7 together with all Letter Agreements thereto executed on July 30, 2004, Amendment No. 8 executed on October 1, 2004, Amendment No. 9 executed on September 27, 2005, Amendment No. 10 executed on September 27, 2005, Amendment No. 11 executed on October 11, 2005, Amendment No. 12 executed on February 9, 2006, Amendment No. 13 executed on April 28, 2006, Amendment No. 14 dated of even date herewith and Amendment No. 15 dated of even date herewith (the "Agreement"), which Agreement relates to, inter alia, the sale by the Seller and the purchase by the Buyer of certain firmly ordered Airbus A318-100, A319-100 and A320-200 model aircraft.

WHEREAS, the Buyer agrees to place a firm order with the Seller for seven (7) Airbus A321 Aircraft (the "Amendment 16 A321 Aircraft" as further defined in Paragraph 1 below).

WHEREAS, the Buyer and Seller agree to ** .

AWE - A319/A320 - AMENDMENT NO. 16

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WHEREAS, the Buyer and Seller agree to ** .

WHEREAS, capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement. The terms "herein," "hereof," and "hereunder" and words of similar import refer to this Amendment.

NOW, THEREFORE IT IS AGREED AS FOLLOWS:

1-   DEFINITIONS

     (a) The following terms are used in this Amendment as defined below and such definitions are added to the Agreement:

     Amendment 16 A321 Aircraft - any or all of the seven (7) Airbus A321-200 model aircraft to be sold by the Seller to the Buyer pursuant to this Amendment 16, together with all components, equipment, parts and accessories installed in or on such aircraft and the Amendment 16 A321 Propulsion System installed thereon.

     Amendment 16 A321 Airframe - Any Amendment 16 Aircraft, excluding the Amendment 16 A321 Propulsion System therefor, but including nacelles and thrust reversers.

     Amendment 16 Aircraft - any Amendment 16 A321 Aircraft or Converted Amendment 16 A321 Aircraft.

     Amendment 16 A321 Propulsion System - one set of either (i) Amendment 16 A321 ** Propulsion System or (ii) Amendment 16 A321 ** Propulsion System. The applicable set of propulsion systems will be determined as set forth in Paragraph 10 of Amendment 16.

     Amendment 16 A321 ** Propulsion System - if so selected by Buyer pursuant to Paragraph 10, below, the two (2) ** powerplants to be installed on an Amendment 16 Aircraft at delivery, each composed of the powerplant (as such term is defined in Chapters 70-80 of ATA iSpecification 2200 (Revision 2000.1), but limited to the equipment, components, parts and accessories included in the powerplant, as so defined), that have been sold to the Seller by **, but specifically not including a nacelle and thrust reverser for each such powerplant.

     Amendment 16 A321 ** Propulsion System - if so selected by Buyer pursuant to Paragraph 10, below, the two (2) ** powerplants to be installed on an Amendment 16 Aircraft at delivery, each composed of the powerplant (as such term is defined in Chapters 70-80 of ATA iSpecification 2200 (Revision 2000.1), but limited to the equipment, components, parts and accessories included in the powerplant, as so defined), that have been sold to the Seller by **, but specifically not including a nacelle and thrust reverser for each such powerplant.

     Converted Amendment 16 A321 Aircraft - any Amendment 14 A319 Aircraft, Rescheduled A319 Aircraft, Amendment 14 A320 Aircraft or Rescheduled A320 Aircraft (each as defined in Amendment 14) or Converted A318 Aircraft (as defined in Amendment 15), which has been converted into an Amendment 16 Aircraft pursuant to this Amendment.

     (b) Section 1.1 of the Agreement is further amended by inserting, at the end thereof, the following:

AWE - A319/A320 - AMENDMENT NO. 16

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                                     AM 16-2

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     "Except as otherwise expressly provided, references in this Agreement to an
     Exhibit, Schedule, Amendment, Article, Section, subsection or clause refer to the appropriate Exhibit, Schedule or Amendment to, or Article, Section, subsection or clause in this Agreement."

2    - SCOPE

2.1  Incremental Aircraft

     The Seller agrees to sell and the Buyer agrees to take delivery of seven
     (7) new Airbus A321-200 aircraft in accordance with the terms and conditions set forth in this Amendment.

2.2  Aircraft Conversion

     A.   The Seller **

     B.   The Scheduled Delivery Months of the ** are as set out in Paragraph
          5.3.

     C.   Upon the Buyer's ** .

     D.   The Buyer will notify the Seller, in writing, ** .

     E.   ** .

2.3  Grant **

     The Seller also ** .

3.   AMENDMENT 16 AIRCRAFT

3.1 Each Amendment 16 Aircraft will be deemed an Aircraft for the purposes of the following provisions, exhibits and letter agreements; provided however, in cases where any such provision, exhibit or letter agreement specifically refers to an A319 Aircraft, such term will be deemed to also include the Amendment 16 Aircraft.

     A.   Main Agreement Provisions Applicable to the Amendment 16 Aircraft

          (i)  Clause 1, as amended by Amendment 3, Amendment 7 and Amendment 14

          (ii) Subclauses 2.1 and 2.3

          (iii) Clause 3 (except that Subclause 3.2 is replaced by Paragraph 2 of Amendment 9 and such paragraph will be deemed to apply to the Amendment 16 Aircraft)

          (iv) Subclauses 4.4 and 4.5

          (v)  Clauses 5, 6, 7 and 8

          (vi) Subclauses 9.3, 9.4, 9.5 (except the references to Subclause 9.1 therein shall refer to the applicable Amendment 16 Aircraft delivery schedule set forth in Paragraph 5 herein) and 9.6

          (vii) Clauses 10, 11, 12 and 13

          (viii) Clause 14, except that the first sentence of Subclause 14.5.1 is replaced by the following sentence: "Unless otherwise specifically stated, revision service will be offered ** ."

          (ix) Clause 15, ** .

          (x)  Clauses 16 and 17

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          (xi) Clause 18 (except that reference to Clause 9 shall mean the
               Amendment 16 Aircraft delivery schedule under this Amendment and that reference to Exhibits B1 and B2 shall mean Exhibit B-2 to this Amendment.

          (xii) Clauses 19, 20, 21 and 22

     B.   Exhibits to the Agreement Applicable to the Amendment 16 Aircraft

          (i)  Exhibit C

          (ii) Exhibit D-3, for purposes of application of the Seller Airframe Price Revision Formula, all prices herein are ** .

          (iii) Exhibit E

          (iv) Exhibit F

          (v) Exhibit G of Amendment 3 (for Amendment 14 A319 Aircraft with Amendment 7 A319 Propulsion System installed only).

          (vi) Exhibit I

          (vii) Exhibit G-1 Certificate of Acceptance (for Amendment 14 A319 Aircraft, Amendment 14 A320 Aircraft and Converted Amendment 14 A321 Aircraft each of which with Amendment 14 A321 Propulsion System installed only)

          (viii) Exhibit H of Amendment No. 7

     C.   Letter Agreements to the Agreement Applicable to the Amendment 16
          Aircraft

          (i) Letter Agreement No. 1, provided however, that the term "First Aircraft" as set forth in Subparagraph 5.2.5 and in Subparagraph
               10.1 of Letter Agreement No. 1 will mean the first Aircraft delivered under the Agreement.

          (ii) Letter Agreement No. 2 to Amendment 7, Paragraph 5 only.

          (iii) Paragraph 5 of Letter Agreement No. 5 excluding Subparagraph 5.1.2.

          (iv) Letter Agreement No. 5 to Amendment No. 7, Paragraph 2 only.

          (v) Letter Agreement No. 6, provided however that the references to Letter Agreements No. 2 and 3 in Paragraphs 5 and 6 of Letter Agreement No. 6 will be deemed to refer to Letter Agreement No. 3 to this Amendment and provided further that the words "after taking into account the provisions of Paragraph 5 of Letter Agreement 3 " at the end of Subparagraph 6.2 will be deleted.

3.2  The following specific additional provisions will apply to the Amendment 16
     Aircraft:

     A.1  Sale and Purchase

          Intentionally Left Blank

     A.2  Specification

          The Amendment 16 Aircraft will be manufactured in accordance with the Latest Standard Specification as set forth in Paragraph 2 of Amendment No. 9, as modified by the SCNs listed in Exhibit B-2A to this Amendment and as may be further modified from time to time, pursuant to the provisions of Clause 3 of the Agreement.

     A.3  Base Price

     A.3.1 Base Price of the Amendment 16 Aircraft

AWE - A319/A320 - AMENDMENT NO. 16

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          The "Base Price" of each Amendment 16 Aircraft is the sum of:

          (i)  ** , and

          (ii) ** .

     A.3.2 Base Price of the Amendment 16 A321 Airframe

     A.3.2.1 The Base Price of the Amendment 16 A321 Airframe, (excluding the Amendment 16 A321 Propulsion System), is:

          US **

          (Dollars - ** )

     A.3.2.2 The Base Price of the Amendment 16 A321 Airframe is quoted in delivery conditions prevailing in ** and will be escalated up to the actual date of delivery of such Amendment 16 Aircraft in accordance with the Seller Airframe Price Revision Formula as set forth in Exhibit D-3 to this Amendment.

     A.3.3 Base Price of the Amendment 16 A321 Propulsion System

          The Base Price of the Amendment 16 A321 Propulsion System, at delivery conditions prevailing in **, will consist of either the Base Price of the Amendment 16 A321 ** Propulsion System or the Base Price of the Amendment 16 A321 ** Propulsion System as determined pursuant to Paragraph 3.2.A.3.3.1 or Paragraph 3.2.A.3.3.2 below, in accordance with the terms set forth in Paragraph 10 below.

     A.3.3.1 Base Price of the Amendment 16 A321 ** Propulsion System

          The Base Price of the Amendment 16 A321 ** Propulsion System, at delivery conditions prevailing in ** is:

          US **

          (Dollars - ** ).

          The Amendment 16 A321 ** Propulsion System Base Price has been calculated from the reference price indicated by ** of US $ ** in accordance with delivery conditions prevailing in ** (the " ** Reference Price").

          The ** Reference Price is subject to adjustment to the date of delivery of the Amendment 16 Aircraft in accordance with the ** Propulsion System Price Revision Formula set forth in Exhibit I; or

     A.3.3.2 Base Price of the Amendment 16 A321 ** Propulsion System

          The Base Price of the Amendment 16 A321 ** Propulsion System, at delivery conditions prevailing in ** is:

          US $ **

AWE - A319/A320 - AMENDMENT NO. 16

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                                     AM 16-5

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          (Dollars - * )

          The Amendment 16 A321 ** Propulsion System Base Price has been calculated from the reference price indicated by ** of US $ ** in accordance with delivery conditions prevailing in ** (the " ** Reference Price").

          The ** Reference Price is subject to adjustment to the date of delivery of the Amendment 16 Aircraft in accordance with the Amendment 16 ** Propulsion System Price Revision Formula set forth in Exhibit E-2 attached hereto.

     A.3.4 Final Contract Price

          The Final Contract Price of Amendment 16 Aircraft will be the sum of:

          (i) the Base Price of the Amendment 16 A321 Airframe constituting a part of such Amendment 16 Aircraft, as adjusted to the actual date of delivery of such Amendment 16 Aircraft in accordance with Subparagraph 3.2.A.3.2 above;

          (ii) the price (as of delivery conditions prevailing in ** ) of any SCNs constituting a part of such Amendment 16 Aircraft that are entered into pursuant to Clause 3 after the date of execution of this Amendment, as adjusted to the actual date of delivery of such Amendment 16 Aircraft in accordance with the Seller Airframe Price Revision Formula set forth in Exhibit D-3 attached hereto;

          (iii) either the ** Reference Price or the ** Reference Price of the installed Amendment 16 A321 Propulsion System constituting a part of such Amendment 16 Aircraft, as adjusted to the actual date of delivery of such Amendment 16 Aircraft in accordance with Subparagraph 3.2.A.3.3.1 or Subparagraph 3.2.A.3.3.2, as applicable, and

          (iv) any other amount resulting from any other provisions of this Agreement as amended and/or any other written agreement between the Buyer and the Seller relating to the Amendment 16 Aircraft and specifically making reference to the Final Contract Price of an Amendment 16 Aircraft.

     A.4  Amendment 16 Aircraft Predelivery Payments

          The Predelivery Payments for the Amendment 16 Aircraft are as set forth in Paragraph 7 below.

     A.5  **

          ** .

     A.6  Amendment 16 Aircraft Delivery Schedule

          The Amendment 16 Aircraft Delivery Schedule is set forth in Paragraph 5 below.

     A.7  Amendment 16 Aircraft Order Flexibility

AWE - A319/A320 - AMENDMENT NO. 16

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          The Amendment 16 Aircraft conversion rights are set forth in
          Paragraphs 2.2 and 2.3 above.

     A.8  Amendment 16 Aircraft Training and Product Support Matters

          See Paragraph 3.1 C (iii) and (iv) above.

     A.9  **

          ** .

     A.10 **

          ** .

4-   EXHIBITS AND LETTER AGREEMENTS

     Exhibit B-2, Exhibit D-2, Exhibit E and Letter Agreement No. 3 to the Agreement and Letter Agreement No. 3 to Amendment 7 will not apply to ** . The following Exhibits and Letter Agreements, copies of which are attached hereto, are incorporated into the Agreement and are applicable to ** .

     Exhibit B-2A          Amendment 16 Aircraft SCNs
     Letter Agreement 3A   Purchase Incentives

5-   DELIVERY

     As a result of the seven (7) firmly ordered incremental aircraft for Amendment 16 A321 Aircraft; and eight (8) ** ; and in Paragraphs 5.1, 5.2 and 5.3 are provided accordingly.

5.1 Paragraph 4.2.A.6 of Amendment 7 as restated in Amendment No. 9 and Amendment No. 14 is hereby canceled and replaced with the following table:

     QUOTE

     Delivery Schedule for Amendment 7 A319 Aircraft, Amendment 14 A319 Aircraft and Rescheduled A319 Aircraft

     ** .

AWE - A319/A320 - AMENDMENT NO. 16

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     For the purposes of this Amendment the Month of Delivery shown in the table below will be referred to as the "Scheduled Delivery Month" for such Aircraft.

                             Month of
         Aircraft            Delivery   Year    **
         --------            --------   ----   ---
Amendment 7 A319 Aircraft       **       **     **
Amendment 7 A319 Aircraft       **       **     **
Amendment 7 A319 Aircraft       **       **     **
Amendment 7 A319 Aircraft       **       **     **
Amendment 7 A319 Aircraft       **       **     **
Amendment 14 A319 Aircraft      **       **     **
Rescheduled A319 Aircraft       **       **     **
Amendment 14 A319 Aircraft      **       **     **
Amendment 14 A319 Aircraft      **       **     **
Amendment 14 A319 Aircraft      **       **     **
Amendment 14 A319 Aircraft      **       **     **
Amendment 14 A319 Aircraft      **       **     **
Amendment 14 A319 Aircraft      **       **     **
Amendment 14 A319 Aircraft      **       **     **
Amendment 14 A319 Aircraft      **       **     **
Amendment 14 A319 Aircraft      **       **     **
Amendment 14 A319 Aircraft      **       **     **
Amendment 14 A319 Aircraft      **       **     **

     UNQUOTE

5.2 The table set forth as Paragraph 5.2.A.6 of Amendment 7 as restated in Amendment No. 9 and Amendment No. 14 is hereby canceled and replaced with the following table:

     QUOTE

     Delivery Schedule for Amendment 7 A320 Aircraft, Rescheduled A320 Aircraft and Amendment 14 A320 Aircraft

     ** .

AWE - A319/A320 - AMENDMENT NO. 16

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     For the purposes of this Amendment the Month of Delivery shown in the table below will be referred to as the "Scheduled Delivery Month" for such Aircraft.

                             Month of
         Aircraft            Delivery   Year    **
         --------            --------   ----   ---
Amendment 7 A320 Aircraft       **       **     **
Amendment 7 A320 Aircraft       **       **     **
Rescheduled A320 Aircraft       **       **     **
Rescheduled A320 Aircraft       **       **     **
Rescheduled A320 Aircraft       **       **     **
Rescheduled A320 Aircraft       **       **     **
Rescheduled A320 Aircraft       **       **     **
Rescheduled A320 Aircraft       **       **     **
Rescheduled A320 Aircraft       **       **     **
Amendment 14 A320 Aircraft      **       **     **
Amendment 14 A320 Aircraft      **       **     **

     UNQUOTE

5.3- The following Paragraph is inserted into the Agreement as Paragraph 9.2.1 and reads as set forth in the following quoted text:

     QUOTE

     9.2.1 Delivery Schedule for Amendment 16 Aircraft

     Subject to the provisions of this Agreement, the Seller will have the Amendment 16 Aircraft ready for delivery at Airbus, Hamburg, Germany and the Buyer will accept the same, during the months set forth below (the "Scheduled Delivery Month").

     ** .

     For the purposes of this Amendment the Month of Delivery shown in the table below will be referred to as the "Scheduled Delivery Month" for such Aircraft.

AWE - A319/A320 - AMENDMENT NO. 16

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
                                       Month of
              Aircraft                 Delivery   Year    **
              --------                 --------   ----   ---
     Amendment 16 A321 Aircraft           **       **     **
     Amendment 16 A321 Aircraft           **       **     **
     Amendment 16 A321 Aircraft           **       **     **
     Amendment 16 A321 Aircraft           **       **     **
     Amendment 16 A321 Aircraft           **       **     **
Converted Amendment 16 A321 Aircraft      **       **     **
Converted Amendment 16 A321 Aircraft      **       **     **
Converted Amendment 16 A321 Aircraft      **       **     **
Converted Amendment 16 A321 Aircraft      **       **     **
Converted Amendment 16 A321 Aircraft      **       **     **
Converted Amendment 16 A321 Aircraft      **       **     **
Converted Amendment 16 A321 Aircraft      **       **     **
Converted Amendment 16 A321 Aircraft      **       **     **
     Amendment 16 A321 Aircraft           **       **     **
     Amendment 16 A321 Aircraft           **       **     **

     The Seller will, no earlier than **, provide the Buyer with the ** Amendment 16 Aircraft will be tendered for delivery to the Buyer in a condition which is "ready for delivery" as set forth in Subparagraph 9.3 of the Agreement and otherwise in accordance with this Agreement. The Seller shall give the Buyer not less than ** notice of the date on which the Aircraft will be tendered for delivery to the Buyer in a condition which is "ready for delivery" as set forth in Subparagraph 9.3 and otherwise in accordance with this Agreement.

     UNQUOTE

     For the ease of reference only, below is the combined delivery schedule of all firmly ordered aircraft to be delivered.

AWE - A319/A320 - AMENDMENT NO. 16

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

                                       Month of
              Aircraft                 Delivery   Year    **
              --------                 --------   ----   ---
     Amendment 16 A321 Aircraft           **       **     **
     Amendment 16 A321 Aircraft           **       **     **
     Amendment 16 A321 Aircraft           **       **     **
     Amendment 16 A321 Aircraft           **       **     **
     Amendment 16 A321 Aircraft           **       **     **
Converted Amendment 16 A321 Aircraft      **       **     **
Converted Amendment 16 A321 Aircraft      **       **     **
Converted Amendment 16 A321 Aircraft      **       **     **
Converted Amendment 16 A321 Aircraft      **       **     **
Converted Amendment 16 A321 Aircraft      **       **     **
Converted Amendment 16 A321 Aircraft      **       **     **
Converted Amendment 16 A321 Aircraft      **       **     **
Converted Amendment 16 A321 Aircraft      **       **     **
     Amendment 16 A321 Aircraft           **       **     **
      Rescheduled A320 Aircraft           **       **     **
      Rescheduled A320 Aircraft           **       **     **
      Rescheduled A320 Aircraft           **       **     **
      Rescheduled A320 Aircraft           **       **     **
     Amendment 16 A321 Aircraft           **       **     **
      Rescheduled A320 Aircraft           **       **     **
      Rescheduled A320 Aircraft           **       **     **
     Amendment 14 A319 Aircraft           **       **     **
      Rescheduled A320 Aircraft           **       **     **
      Rescheduled A319 Aircraft           **       **     **
     Amendment 14 A319 Aircraft           **       **     **
     Amendment 14 A319 Aircraft           **       **     **
     Amendment 14 A319 Aircraft           **       **     **
     Amendment 14 A319 Aircraft           **       **     **
     Amendment 14 A319 Aircraft           **       **     **
     Amendment 14 A319 Aircraft           **       **     **
     Amendment 14 A319 Aircraft           **       **     **
     Amendment 14 A320 Aircraft           **       **     **
     Amendment 14 A320 Aircraft           **       **     **
     Amendment 14 A319 Aircraft           **       **     **
     Amendment 14 A319 Aircraft           **       **     **
     Amendment 14 A319 Aircraft           **       **     **
     Amendment 14 A319 Aircraft           **       **     **

AWE - A319/A320 - AMENDMENT NO. 16

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6-   INITIAL PAYMENTS

6.1 Notwithstanding anything contrary in the Agreement, the Buyer will pay to the Seller and the Seller will be entitled to receive, in each case, in accordance with this Clause 6 and Paragraph 7.1(i) below, an initial payment in an amount equal to ** on account of each of the fifteen (15) Amendment 16 Aircraft (the "Amendment 16 A321 Initial Payment") upon ** .

6.2 The Buyer and the Seller also agree that upon fulfillment of the Buyer's obligations pursuant to Paragraph 8 to Amendment 14, the Buyer will be deemed to have fulfilled its obligations to make the Amendment 16 A321 Initial Payment in the amount of US $ ** (Dollars - ** ) with respect to each of the five (5) Amendment 14 A319 Aircraft, two (2) Rescheduled A319 Aircraft and the one (1) Rescheduled A320 Aircraft converted pursuant to Paragraph 2.2A herein to Converted Amendment 16 A321 Aircraft.

6.3 The Seller acknowledges that, prior to the date hereof, it has received from the Buyer ** in the amount of ** for each of seven (7) Amendment 16 A321 Aircraft ** Amendment 16 A321 Initial Payment with respect to such seven (7) Amendment 16 A321 Aircraft. The Buyer will pay to the Seller the balance of the Amendment 16 A321 Initial Payment with respect to each of such seven (7) Amendment 16 A321 Aircraft, for an aggregate US $ **(Dollars
     - ** ) (i.e. $ ** for each of seven (7) Amendment 16 A321 Aircraft) upon **
     .

7-   PREDELIVERY PAYMENTS

7.1 The Buyer will make Predelivery Payments on each of the Amendment 16 A321 Aircraft and each of the Converted Amendment 16 A321 Aircraft to the Seller as follows:

          (i)  ** ,

          (ii) ** ,

          (iii) ** ,

          (iv) ** .

7.2  All Predelivery Payments shall be paid in immediately available funds.

7.3 With respect to amounts due pursuant to Paragraph 7.1 (iv) with respect to any Aircraft, ** .

7.4  ** .

8-   AIRFRAME PRICE REVISION

     The Final Contract Price for each Amendment 16 Aircraft will be derived as provided in the Agreement, ** .

AWE - A319/A320 - AMENDMENT NO. 16

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     ** .

      **        **        **        **
    -------   -------   -------   -------
     **   **   **   **   **   **   **   **
     **   **   **   **   **   **   **   **
     **   **   **   **   **   **   **   **
     **   **   **   **   **   **   **   **
     **   **   **   **   **   **   **   **
     **   **   **   **   **   **   **   **
     **   **   **   **   **   **   **   **
     **   **   **   **   **   **   **   **
     **   **   **   **   **   **   **   **
     **   **   **   **   **   **   **   **
     **   **   **   **   **   **   **   **
     **   **   **   **   **   **   **   **

9-   **

     ** .

10-  **

     ** .

11-  ENGINE PRICE REVISION FORMULAE


11.1 Exhibit E. The parties ** .

11.2 Exhibit I. Unless otherwise agreed between the parties ** .

12-  EFFECT OF THE AMENDMENT AND OTHER MATTERS

12.1 Upon effectiveness, the provisions of this Amendment will constitute a valid amendment to the Agreement and the Agreement will be deemed to be amended to the extent herein provided. This Amendment supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment.

12.2 Both parties agree that this Amendment will constitute an integral, nonseverable part of the Agreement, and that this Amendment will be governed by the provisions of the Agreement, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

13-  GOVERNING LAW



     THIS AMENDMENT AND THE AGREEMENTS CONTEMPLATED HEREBY WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF SUBPARAGRAPH 22.3 OF THE AGREEMENT.

AWE - A319/A320 - AMENDMENT NO. 16

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

     IT IS AGREED THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS AMENDMENT OR TO THE AGREEMENTS CONTEMPLATED HEREIN.

14-  CONFIDENTIALITY

     The Seller and the Buyer (including their employees, agents and advisors) agree to keep the terms and conditions of this Amendment strictly confidential, except as required by applicable law or pursuant to legal process. The Seller and the Buyer will consult prior to any public disclosure regarding this Amendment; provided, however that, following execution of this Amendment, Buyer may make such disclosure thereof as may be required by law or governmental orders, rules or regulations.

15-  COUNTERPARTS

     This Amendment may be signed in any number of separate counterparts. Each counterpart when signed and delivered (including counterparts delivered by facsimile transmission) will be an original, and the counterparts will together constitute one same instrument.

AWE - A319/A320 - AMENDMENT NO. 16

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                                    AM 16-14

     If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

                                        Very truly yours,

                                        AIRBUS S.A.S.


                                        By: /s/ Christophe Mourey
                                            ------------------------------------
                                        Its: Senior Vice President Contracts


Accepted and Agreed,

AMERICA WEST AIRLINES, INC.


By: /s/ Tom Weir
    ---------------------------------
Its: Vice President and Treasurer

AWE - A319/A320 - AMENDMENT NO. 16

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                                    AM 16-15

                                                                    EXHIBIT B-2A

                                   US AIRWAYS
          AMENDMENT 16 AIRCRAFT (A321) - TECHNICAL SCN LIST (SEE NOTES)

RFC   TITLE   REMARKS
---   -----   -------
 **     **       **

**   CONFIDENTIAL TREATMENT REQUESTED

USA Amd 16 A321 Tech SCN List     Confidential                            Page 1

                                                      APPENDIX 1 TO EXHIBIT B-2A

                                                Bferef: Issue

Airline:  **                    BFE SPECIFICATION
Operator: **
A/C Type: **

                                                                                                            BFE
                                                          Type                 Alternate     Destination   into   A/C
ATA/Item   Status   Description   Remark   Manufacturer    P/N   P/N*    A   linked to P/N       Code       BFE   Qty
--------   ------   -----------   ------   ------------   ----   ----   ---  -------------   -----------   ----   ---
   **        **          **         **          **         **     **     **        **             **        **     **

**   CONFIDENTIAL TREATMENT REQUESTED

                             LETTER AGREEMENT NO. 3A
                                TO THE AGREEMENT

                                                           As of August 24, 2006

America West Airlines, Inc.
4000 East Sky Harbor Boulevard
Phoenix, AZ 85034

Re: PURCHASE INCENTIVES **

Dear Ladies and Gentlemen:

     In connection with the execution of Amendment No. 16 (the "Amendment") to the Airbus A319/A320 Purchase Agreement dated as of September 12, 1997 (the "Agreement"), between AIRBUS S.A.S (legal successor to AVSA, S.A.R.L.) a societe par actions simplifiee, (the "Seller") and AMERICA WEST AIRLINES, INC., (the "Buyer"), the Buyer and the Seller have agreed to set forth in this Letter Agreement No. 3A (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Amendment 16 Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement as amended by Amendment 16 to the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

     Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of the Amendment, except that if the Agreement or the Amendment and this Letter Agreement have specific provisions that are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1-   ** CREDIT MEMORANDA AND PURCHASE INCENTIVES

1.1  ** Credit Memorandum

     The Seller will provide to the Buyer a credit memorandum in the amount of US $ ** .

1.2  ** Credit Memorandum

     The Seller will provide to the Buyer a closing credit memorandum in an amount of US $ ** .

1.3  ** Credit Memorandum

     The Seller will provide to the Buyer an ** credit memorandum in the amount of US $ ** .

USA/AWE - A321 - AM16

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                                      LA3-1

1.4  ** Credit Memorandum **

     ** , the Seller will provide to the Buyer a ** credit memorandum in the amount of US $ ** .

1.5  ** Credit Memorandum

     The Seller will provide to the Buyer a ** credit memorandum in the amount of US $ ** .

1.6  ** Credit Memorandum **

     The Seller will provide to the Buyer a ** credit memorandum in the amount of US $ ** .

1.7  ** Credit Memorandum

     The Seller will provide to the Buyer a ** credit memorandum in the amount of US $ ** .

1.8  ** Credit Memorandum

     The Seller will provide to the Buyer an ** credit memorandum ** in the amount of US $ ** .

1.9  ** .

1.10 ** Credit Memoranda

     ** .

2-   ** CREDIT MEMORANDUM

2.1 The Seller will provide to the Buyer a ** credit memorandum ** in the amount of US $ ** .

2.2  ** .

3-   **

     The Seller will provide to the Buyer ** .

4-   **

     The Seller will provide to the Buyer ** .

5-   NON-APPLICABILITY OF LETTER AGREEMENT 3 TO THE AGREEMENT

     The parties hereby expressly agree that Letter Agreement 3 to the Agreement and Letter Agreement 3 to Amendment No. 7 to the Agreement will not apply to the Amendment 16

USA/AWE - A321 - AM16

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                                      LA3-2

     Aircraft.

6-   ASSIGNMENT

     Notwithstanding any other provision of this Letter Agreement No. 3A to the Amendment, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 6 will be void and of no force or effect.

USA/AWE - A321 - AM16

**   Confidential Treatment Requested.


                                      LA3-3

     If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

                                        Very truly yours,

                                        AIRBUS S.A.S.


                                        By: /s/ Christophe Mourey
                                            ------------------------------------
                                        Its: Senior Vice President Contracts


Accepted and Agreed

AMERICA WEST AIRLINES, INC.


By: /s/ Tom Weir
    ---------------------------------
Its: Vice President and Treasurer

USA/AWE - A321 - AM16

**   Confidential Treatment Requested.


                                      LA3-4